Exhibit 99.2

Third Quarter 2010 Results
October 19, 2010

October 19, 2010
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by Capital One from time to time are forward-looking statements, including those that discuss, among other things, strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, accruals for claims in litigation and for other claims against us, earnings per share or other financial measures for Capital One; future financial and operating results; and Capital One’s plans, objectives, expectations and intentions; and the assumptions that underlie these matters.  To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities
Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in such forward-looking statements, including, among other things:  general economic and business conditions in the U.S., the UK, or Capital One’s local markets, including conditions affecting employment levels, interest rates, consumer income and confidence, spending and savings that may affect consumer bankruptcies, defaults, charge-offs and deposit activity; an increase or decrease in credit losses (including increases due to a worsening of general economic conditions in the credit environment); financial, legal, regulatory (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the
regulations to be promulgated thereunder), tax or accounting changes or actions, including with respect to any litigation matter involving Capital One;
increases or decreases in interest rates; the success of Capital One’s marketing efforts in attracting and retaining customers; the ability of Capital One to securitize our credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to capitalize and fund its operations and future growth; with respect to financial and other products, increases or decreases in Capital One’s aggregate loan balances and/or the number of customers and the growth rate and composition thereof, including increases or decreases resulting from factors such as a shifting product mix, the amount of actual marketing expenses made by Capital One and attrition of loan balances; the level of future repurchase or indemnification requests
Capital One may receive, the actual future performance of loans relating to such requests, the success rates of claimants against Capital One, any developments in litigation, and the actual recoveries Capital One may make on any collateral relating to claims against us; the amount and rate of deposit growth; Capital One’s ability to control costs; changes in the reputation of or expectations regarding the financial services industry and/or Capital One with respect to practices, products or financial condition; any significant disruption in Capital One’s operations or technology platform; Capital One’s ability to maintain a compliance infrastructure suitable for its size and complexity; the amount of, and rate of growth in, Capital One’s expenses as Capital One’s business develops or changes or as it expands into new market areas; Capital One’s ability to execute on its strategic and operational plans; any significant disruption of, or loss of public confidence in, the United States Mail service affecting our response rates and consumer payments; Capital One’s ability to recruit and retain experienced personnel to assist in the management and operations of new products and services; changes in the labor and employment markets; the risk that cost savings and any other synergies from Capital One’s acquisitions may not be fully realized or may take longer to realize than expected; disruptions from Capital One’s acquisitions negatively impacting Capital One’s ability to maintain relationships with customers, employees or suppliers; competition from providers of products and services that compete with Capital One’s businesses; and other risk factors listed from time to time in reports that Capital One files with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Annual
Report on Form 10-K for the year ended December 31, 2009. You should carefully consider the factors discussed above in evaluating these forward-
looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation, unless otherwise noted. A reconciliation of any non-GAAP financial measures included in this presentation can be found in Capital One’s most recent Form 10-K concerning annual financial results and in our most recent Form 8-K filed July 22, 2010, available on Capital One’s website at www.capitalone.com under “Investors”.
Forward looking statements

October 19, 2010
Net Interest Income
Non Interest Income
Revenue
Marketing Expense
Operating Expense
Pre-Provision Earnings (before tax)
Net Charge-offs
Other
Allowance Build (Release)
Provision Expense
Discontinued Operations, net of tax
Total Company (after tax)
EPS Available to Common Shareholders
Tax Expense
Change
Pretax Income
$MM
3,109
907
4,016
250
1,746
1,996
2,020
1,522
(31)
(624)
867
803
818
(15)
$1.76
1,153
335
Q310

Operating Earnings (after tax)
Q210

3,097
807
3,904
219
1,781
2,000
1,904
1,717
12
(1,006)
723
608
812
(204)
$1.33
1,181
369

12
100
112
31
 (35)
(4)
116
(195)
(43)
382
144
195
6
189
(28)
(34)
Third quarter 2010 earnings were $803MM or $1.76 per share, compared with
$608MM, or $1.33 per share in the second quarter
Highlights
 • Revenue increased $112MM, or 3%
 – 1.5% decline in average loans
 – Net interest margin expansion
 – Increase in non-interest income driven by
 reduced Rep & Warranty expense and
 improved fee reversals
 • Non-interest expense flat
 – Operating expense decreased slightly due to
 absence of Q210 one-time expenses
 – Marketing expenses up $31MM
 • Pre-provision earnings up 6.1%
 • Provision expense increased $144MM, or 20%, due
 to lower allowance release than in Q210
 • Income from Continuing Operations up 1% quarter
 over quarter
 • Loss from Discontinued Operations reduced by lower
 Rep & Warranty expense
$0.43
Non-Interest Expense

2005	2006	2007	2008

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$171
$238
$454
$853
$836
Q309
Q409
Q110
Q210
Q310

[1] Estimates only - COF services 36%

October 19, 2010
Sold to GSE
Sold to monoline wrapped
securitizations
Sold to unwrapped
securitizations & other
whole loan sales
Original principal of home loans originated and sold to others between 2005 & 20081,2
Total
Rep & Warranty Reserve
2 Includes loans originated and sold to others by Greenpoint, Chevy Chase, and Capital One Home Loans (shut down GreenPoint originations August 2007)
3 Wherever possible moved to estimated the total repurchase liability over the full life of the loans sold by our subsidiaries
 Significant
 majority of
 reserve
$3B
$3B
$4B
$1B
$9B
$8B
$1B
$0
$33B
$30B
$16B
$3B
$11B
$18B
$82B
3
Our mortgage rep & warranty reserve remains around $850MM

220
200
180
160
140
120
100
80
60
40
20
0
8.7
38.9
28.5
38.2
29.6
8.2
60.3
7.5
38.3
25.1
36.4
29.6
7.6
56.2
5.2
39.4
26.1
35.3
29.6
7.3
54.6
4.9
39.9
26.3
35.0
29.5
7.5
53.8
Q409
Q110
Q210
Q310

End of Period Liabilities [1]

$B
200
180
160
140
120
100
80
60
40
20
0
6.0
17.1
46.7
13.4
102.4
5.9
14.8
37.8
13.8
104.0
6.8
15.0
33.0
14.2
103.2
7.4
14.8
29.5
14.5
104.7
Other Liabilities
Other Debt
Securitization
Non-Interest Bearing Deposits
Interest Bearing Deposits
Q409
Q110
Q210
Q310

Cost of Interest Bearing Liabilities	2.16%	1.96%	1.91%	1.88%

October 19, 2010
The pace of loan contraction slowed in the quarter, and funding costs continued to improve
Liability Highlights
Asset Highlights
 • End of period loans down $921MM or ~1%

 • Excluding run-off portfolios, loan balances
 modestly higher
 • $746MM run-off in Installment Loans
 • $559MM run-off in Home Loans
 • $87MM run-off in Small-Ticket CRE
 • Cost of funds decreased to 1.64%
 • Continued shift in funding to lower priced deposits
 from securitization
 • Loan to deposit ratio at 1.06
1 Managed portfolio data Q409
Total Cost
of Funds 1.93%                     1.76%                     1.69%                      1.64%
End of Period Assets1
Domestic Card
Commercial
Int’l Card
Consumer
$B
Other
 Cash & Cash
 Equivalents
Securities

Q3'10		Q2'10		Build/(Release)
Credit Card					
Domestic	$	4,043	$	4,579	$ (536)
International		497		530	(33)
Total Credit Card	$	4,540	$	5,109	$ (569)
Consumer Banking					
Auto	$	361	$	365	$ (4)
Other Consumer Banking		296		336	(40)
Total Consumer Banking	$	657	$	701	$ (44)
Commercial Banking	$	892	$	882	$ 10
Other	$	86	$	107	$ (21)
Total Allowance	$	6,175	$	6,799	$ (624)

12%
10%
8%
6%
4%
2%
0%
9.5%
8.4%
7.5%
3.6%
3.1%
3.1%
1.4%
2.3%
2.2%
Q209
Q309
Q409
Q110
Q210
Q310

240%
200%
160%
120%
80%
40%
0%
208%
186%
176%
150%
130%
123%
54%
27%
26%
Q209
Q309
Q409
Q110
Q210
Q310

200%
150%
100%
50%
0%
71%
148%
161%
Q209
Q309
Q409
Q110
Q210
Q310

October 19, 2010
Allowance coverage ratios remain high
Allowance Balance
$MM
Allowance as % of
Reported 30+ Delinquencies
Commercial Lending Allowance as % of
Non-Performing Loans
Allowance as % of Loans
Total Company*: 4.44% 4.67%   4.55%  5.96%  5.35% 4.89%
Consumer Banking
Credit Card
Commercial Banking
Domestic Card
Int’l Card
Auto Finance
Commercial
*These ratios, other than the Total Company ratio, exclude the impact of loans acquired as part of the CCB acquisition.

Tangible Common Equity + Allowance to Tangible Managed Assets

12%
10%
8%
6%
4%
2%
0%
Q409
Q110
Q210
Q310

14%
12%
10%
8%
6%
4%
2%
0%
Q409
Q110
Q210
Q310

October 19, 2010
Tier 1 Capital to
Risk Weighted Assets
Our capacity to absorb risk remains high
 Other
 Tier 1
 Common
13.8%
6.3%
 Allowance
 TCE
5.5%
9.7%
9.8%
8.4%
9.6%
6.1%
10.0%
9.9%
6.6%
11.2%
TMA($MM) $198 $187 $184 $183
RWA($MM) $116 $120 $124 $124

TCE[2]

8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.3%
5.5%
6.1%
6.6%
4Q09(A)
1Q10(A)
2Q10(A)
3Q10(A)
4Q10
1Q11
2Q11
3Q11
4Q11

Tier 1 Common[2]

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.6%
6.5%
7.0%
8.2%
4Q09(A)
1Q10(A)
2Q10(A)
3Q10(A)
4Q10
1Q11
2Q11
3Q11
4Q11

Tier 1 RBC

16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
13.8%
9.6%
9.9%
11.2%
4Q09(A)
1Q10(A)
2Q10(A)
3Q10(A)
4Q10
1Q11
2Q11
3Q11
4Q11

October 19, 2010
• Tier 1 ratios expected to dip in Q1 2011 due to consolidation impacts:
 •Final phase in of RWA
 •Impact of disallowed DTA impact due to allowance build
• We expect TCE to continue to accrete; Tier 1 ratios accrete faster than TCE after Q1 2011 dip
• We expect to reach known BASEL III levels & definitions in 2011, well ahead of the phase-in requirements

Comments
1Analyst net income consensus represents mean estimate as available as of October 18, 2010 from ThomsonOne and includes 18 analysts through 2011. Balance sheet assumptions consistent with current expectations. DTA impact calculated using Y-9 formula on net income consensus; OCI assumed in portfolios as it relates to forward curve. Regulatory changes are assumed to be incorporated in the analyst estimates. Capital One does not endorse any analyst estimates or projections. The information presented here does not reflect (i) any change in current dividend or repurchase strategies, (ii) the effect of any acquisitions, divestitures or similar transactions after the date of this presentation or (iii) any changes in laws, regulations or regulatory interpretations after the date of this presentation. Information presented here relating to future periods constitutes forward-looking statements and is based on our current expectations regarding our outlook for our financial results and business strategies - see “Forward Looking Statements” in this presentation.
2 TCE and Tier 1 Common ratios are non-GAAP financial measures. See “Regulatory and Non-GAAP Capital Measures” in accompanying materials.

Capital Trajectory using Analyst Net Income Consensus
1
The impact on regulatory capital ratios from consolidation will be fully realized in the first quarter of 2011

16%
14%
12%
10%
8%
6%
4%
2%
0%
8.68%
9.87%
9.50%
9.43%
8.94%
9.31%
6.19%
6.91%
6.90%
7.10%
7.09%
7.21%
Q209
Q309
Q409
Q110
Q210
Q310

Domestic Card Revenue Margin

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
14.46%
16.76%
17.04%
17.09%
16.61%
16.77%
Q209
Q309
Q409
Q110
Q210
Q310

October 19, 2010
Margins as % of Managed Assets
Revenue Margin
Net Interest Margin
Revenue Margin
Margins increased in the quarter
Modest NIM expansion
• Lower funding costs with mix shift from wholesale funding
 to bank deposits
• Small increase in asset yields with higher day count vs.
 Q2
Revenue Margin increased
• Lower Rep & Warranty Reserve build
• Higher Domestic Card Revenue Margin
Domestic Card Revenue Margin increased
• Favorable credit drove most of the increase, as improved
 collectability enabled us to:
 -   Recognize revenue for a greater portion of Q3 billings (“lower suppression”) vs. Q2
 -   Recognize Q3 revenue for prior finance charge and fee billings that had been “suppressed” from revenue in earlier quarters
                (“release” of prior suppressions)
• Higher interchange revenue on purchase volume strength
• Partially offset by:
                 -   Late fee revenue declined, as expected
                       -   Modest attrition of higher margin loans, as expected

11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
9.23%
9.64%
9.59%
10.48%
9.49%
8.23%
4.77%
5.38%
5.78%
5.30%
4.79%
4.53%
Q209
Q309
Q409
Q110
Q210
Q310

10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
9.32%
9.19%
9.52%
8.83%
8.38%
7.60%
6.69%
6.63%
6.55%
6.39%
6.03%
5.84%
Q209
Q309
Q409
Q110
Q210
Q310

5%
4%
3%
2%
1%
0%
0.97%
1.17%
1.26%
0.93%
0.68%
0.69%
0.43%
0.69%
0.72%
0.94%
0.46%
0.41%
Q209
Q309
Q409
Q110
Q210
Q310

Auto Credit($17.4B*)

11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
8.89%
9.52%
10.03%
7.58%
7.74%
7.95%
3.65%
4.38%
4.55%
2.97%
2.09%
2.71%
Q209
Q309
Q409
Q110
Q210
Q310

October 19, 2010
Domestic Credit Card ($54.0B*)
Net Charge-off Rate
30+ Delinquency Rate
Mortgage Credit ($13.0B*)
International Credit Card ($7.3B*)
Net Charge-off Rate
30+ Delinquency Rate
Net Charge-off Rate
30+ Delinquency Rate
Net Charge-off Rate
30+ Delinquency Rate
* Average assets for Q3
Continuing cyclical improvement and expected seasonal patterns drove credit results in our consumer lending businesses

5%
4%
3%
2%
1%
0%
2.47%
2.84%
2.52%
2.64%
2.20%
1.94%
0.89%
1.42%
2.91%
1.37%
1.21%
1.27%
Charge-off Rate
Q209
Q309
Q409
Q110
Q210
Q310

5%
4%
3%
2%
1%
0%
1.78%
2.08%
2.33%
2.52%
2.10%
1.94%
0.80%
1.08%
2.04%
1.14%
0.98%
1.11%
Q209
Q309
Q409
Q110
Q210
Q310

5%
4%
3%
2%
1%
0%
2.15%
2.66%
3.25%
3.65%
2.82%
2.44%
0.92%
1.37%
3.02%
1.45%
1.17%
1.78%
Q209
Q309
Q409
Q110
Q210
Q310

Middle Market ($10.5B*)

5%
4%
3%
2%
1%
0%
1.15%
1.25%
1.09%
1.15%
1.20%
1.36%
0.58%
0.56%
0.75%
0.82%
0.78%
0.43%
Q209
Q309
Q409
Q110
Q210
Q310

October 19, 2010
Total Commercial Banking ($29.5B*)
Nonperforming
Asset Rate
Commercial & MultiFamily Real Estate ($13.4B*)
Nonperforming
Asset Rate
Charge-off
Rate
Total Commercial Lending
Excluding Small Ticket CRE ($27.7B*)
Nonperforming
Asset Rate
Charge-off
Rate
Nonperforming
Asset Rate
Charge-off
Rate
* Period end assets for Q3
Commercial Banking credit metrics remain elevated and choppy, but are showing signs of improvement

October 19, 2010
Despite elevated uncertainty, we expect near-term trends to be consistent with what we’ve articulated for several quarters
Elevated Uncertainty
Near-Term Trends
• Modest and fragile
 economic recovery
• Mortgage Industry Issues
• Financial Regulatory
 Reform
• Expect lower pre-
 provision earnings into
 2011

• Expect Pre-Provision
 Earnings to stabilize in
 2011

VENTURE
0000 1234 5678 9010
LEE M CARDHOLDER

KOHL'S
KOHL'S

SonyCard
VISA

Now hundreds of branches
on both sides of the Potomac.

October 19, 2010
While loan demand remains weak, we are well positioned for an extended period of consumer de-leveraging
• Significant credit benefits from consumer de-leveraging
 enable attractive and sustainable economics, even with very modest growth
• Well positioned to tap broad set of growth opportunities if consumer de-leveraging delays the return of consumer
 demand
 – Recession has, and will continue, to create opportunities to acquire businesses, portfolios and origination platforms with attractive economics
 – Strong and resilient balance sheet
 – Profitable businesses
 – Leading Brand
 – Improved infrastructure and expertise for broader approach to growth
 – Domestic Card Examples: Sony partnership, expected Kohl’s partnership
 – Consumer and Commercial Banking Example: Chevy Chase brand conversion
• As consumer demand returns, we’re well positioned to take
 share organically as well
 – New level playing field in Domestic Card
 – Product innovation, e.g. Venture Card, Rewards Checking
 – Return to growth in repositioned Auto Finance business

October 19, 2010
Appendix

70
60
50
40
30
20
10
0
$6.3
$55.6
$7.1
$53.2
$6.1
$50.1
$5.0
$49.6
$4.5
$49.3
Q309
Q409
Q110
Q210
Q310

35
30
25
20
15
10
5
0
$2.4
$27.4
$2.2
$27.5
$2.1
$27.6
$2.0
$27.6
$1.9
$27.6
Q309
Q409
Q110
Q210
Q310

45
40
35
30
25
20
15
10
5
0
$15.6
$24.5
$14.9
$23.3
$14.0
$22.4
$13.3
$22.0
$12.8
$22.2
Q309
Q409
Q110
Q210
Q310

October 19, 2010
Domestic Card
Commercial Banking
Consumer Banking
Commentary
• Expected run off continues in ILs, Mortgages and
 Small-ticket CRE
• Consumer and Commercial demand remains weak

          Partially offset by:
• Lower charge-offs
• Pockets of origination growth in Domestic Card, Auto
 Finance
$B
$B
 Commercial
 Lending
 Small-Ticket
 CRE
 Auto & Retail
 Mortgage
$B
 Domestic
 Card
 Installment
 Loans
Loan balances continued to decline but at a slower pace

October 19, 2010
Q3 2009
Q3 2010
Q2 2010
Domestic Card profits increased from improving credit
Highlights
Domestic Card
• Revenue margin increased 16bps
           -   Improving credit drove less
               suppression in Q3
           -   Lower late fee revenue from
               implementation of new Card Act rules
• Positive credit trends
           -   Lower provision on declining charge-
               offs
           -   Delinquency rate improved 26bps
                from Q210
• Loan decrease of ~ $800M due to
 continued run-off of the IL portfolio
• Purchase volumes increased vs. Q210
 and Q309
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income before taxes
Income taxes
Net income
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Revenue Margin
Net charge-off rate
30+ day performing delinquency rate
Purchase Volume
Earnings
(in millions)
575
577
844
2,266
845
301
544
53,839
54,049
13.95%
16.77%
4.53%
24,858
1,691
8.23%
856
1,437
770
2,653
446
156
290
61,892
63,299
13.74%
16.76%
5.38%
23,761
1,797
9.64%
560
675
869
2,295
751
268
483
54,628
55,252
13.98%
16.61%
4.79%
24,513
1,735
9.49%

October 19, 2010
Q3 2009
Q3 2010
Q2 2010
International Card net income was stable in Q3 as positive credit trends
continued
Highlights
International Card
• Revenue and non-interest expenses were
 relatively unchanged in Q3 versus Q2
• Continued improving credit
               -   Lower charge-offs driving less
                   Provision Expense
               -   Delinquency rate improved 19bps
                   from Q210
• Ending Loans increased this quarter driven
 by foreign exchange rates
• Purchase volumes increased modestly
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income before taxes
Net income
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Revenue Margin
Net charge-off rate
30+ day performing delinquency rate
Purchase Volume
Earnings
(in million)
Income taxes
96
83
134
339
122
35
87
7,487
7,342
16.62%
18.47%
5.84%
2,181
243
7.60%
111
207
127
338
4
2
2
8,477
8,609
13.80%
15.70%
6.63%
2,221
227
9.19%
99
90
133
341
118
33
85
7,269
7,427
16.21%
18.37%
6.03%
2,057
242
8.38%

October 19, 2010
Q3 2009
Q3 2010
Q2 2010
Commercial Banking net profits were lower in Q3 driven by a loss on a sale of loans and higher provision expense
Highlights
Commercial Banking
• Revenues decreased from Q2 to Q3
               -   Net Interest Income was higher due
                   to higher loan yields
               -   Non-interest income decreased due
                   to a loss on the sale of GreenPoint
                   HFS loans
• Provision increased $33M in Q3 primarily
 due to the absence of Q2 allowance
 release
• Non-performing loans as a % of loans HFI
 improved 26 bps compared to Q210
• Stable loan and deposit balances
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income (loss) before taxes
Net income (loss)
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Period end deposits
Average deposits
Deposit interest expense rate
Core deposit intangible amortization
Net charge-off rate
Earnings
Non-performing loans as a %
 of loans HFI
Non-performing asset rate
(in millions)
Income taxes (benefit)
30
95
199
355
61
22
39
29,542
29,435
5.13%
22,100
21,899
14
1.27%
325
0.67%
1.94%
1.81%
43
375
166
344
(197)
(69)
(128)
29,813
30,073
5.06%
18,617
17,761
10
1.42%
301
0.75%
2.84%
2.65%
60
62
198
379
119
42
77
29,575
29,533
4.94%
21,527
22,171
14
1.21%
319
0.67%
2.20%
2.04%

October 19, 2010
4.40%
1,142
1,060
Q3 2009
Q3 2010
Q2 2010
Consumer Banking net income decreased due to a lower allowance release in
Q3 compared to the prior quarter
Highlights
Consumer Banking
• Revenue increased in Q3 as Q2 was
 reduced by an MSR write-down
• Provision expense increased
               -   Increase mainly due to lower
                   allowance release in Q3 versus Q2
               -   Seasonally higher Auto charge-offs
• Non-interest expenses increased due to
 higher retail marketing and higher Home
 Loans expenses
• Loans continued declined slightly
               -   Continuing mortgage run off drove
                    the third quarter decline
               -   Auto originations increased $0.7
                   billion in the third quarter
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income (loss) before taxes
Net income (loss)
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Auto loan originations
Period end deposits
Average deposits
Deposit interest expense rate
Core deposit intangible amortization
Earnings
Non-performing loans as a %
 of loans HFI
Non-performing asset rate
Net charge-off rate
30+ day performing delinquency rate
Period end loans serviced for others
(in millions)
Income taxes (benefit)
196
114
757
271
96
175
34,997
35,090
9.28%
2,439
79,506
1.18%
36
946
78,224
2.11%
1.92%
1.79%
20,298
212
156
681
223
78
145
40,149
41,076
8.89%
1,513
72,253
848
73,284
1.26%
5.19%
30,659
1.58%
46
2.69%
1.39%
162
(112)
735
1,097
474
169
305
35,313
35,660
8.99%
1,765
77,407
1.18%
36
935
77,082
2.00%
1.82%
1.47%
4.15%
21,425